    As filed with the Securities and Exchange Commission on February 28, 1997
 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                Amendment No. 18
                                       to
                                    FORM N-2
                                File No. 811-2151

                             REGISTRATION STATEMENT
                            Dated February 28, 1997,

           Pursuant to Section 8 of the Investment Company Act of 1940
                        Bancroft Convertible Fund, Inc.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 65 Madison Avenue, Morristown, New Jersey 07960
                 -----------------------------------------------
    (Address of Principal Executive Offices, including Number, Street, City,
                                State, Zip Code)

                                 (201) 631-1177
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                               Thomas H. Dinsmore
                             Chief Executive Officer
                         Bancroft Convertible Fund, Inc.
                                65 Madison Avenue
                              Morristown, NJ 07960
                              --------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Martha J. Hays, Esquire
                        Ballard Spahr Andrews & Ingersoll
                               1735 Market Street
                           Philadelphia, PA 19103-7599
                                 (215) 665-8500

If appropriate, check the following box:

___ This amendment designates a new effective date for a previously filed registration statement.

___ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _________.

                         BANCROFT CONVERTIBLE FUND, INC.

                         FORM N-2 CROSS REFERENCE SHEET
                            (as required by Rule 495)

PART A:
N-2 Item Number                                                                  Prospectus Location
---------------                                                                  -------------------
Item 1.         Outside Front Cover.........................................      Not Applicable

Item 2.         Inside Front and Outside Back Cover.........................      Not Applicable

Item 3.         Fee Table and Synopsis......................................      Introduction; Table
                                                                                  of Fees and Expenses

Item 4.         Financial Highlights........................................      Not Applicable

Item 5.         Plan of Distribution........................................      Not Applicable

Item 6.         Selling Shareholders........................................      Not Applicable

Item 7.         Use of Proceeds.............................................      Not Applicable

Item 8.         General Description of the Registrant.......................      General Descrip-tion
                                                                                  of Registrant; Share
                                                                                  Price Data; Open
                                                                                  Market Purchases

Item 9.         Management..................................................      Management

Item 10.        Capital Stock, Long-Term Debt, and
                  Other Securities..........................................      Description of
                                                                                  Capital Stock; Tax
                                                                                  Matters
Item 11.        Defaults and Arrears on
                  Senior Securities.........................................      Not Applicable

Item 12.        Legal Proceedings...........................................      Legal Proceedings

Item 13.        Table of Contents of the Statement
                  of Additional Information.................................      Contents of the
                                                                                  Statement of
                                                                                  Additional
                                                                                  Information

PART B:
N-2 Item Number                                                                    SAI Location
---------------                                                                    ------------
Item 14.        Cover Page..................................................      Cover Page

Item 15.        Table of Contents...........................................      Table of Contents

Item 16.        General Information and History.............................      General Informa-tion
                                                                                  and History

Item 17.        Investment Objective and Policies...........................      Investment Objective
                                                                                  and Policies;
                                                                                  Repurchase
                                                                                  Agreements; Trading
                                                                                  and Portfolio
                                                                                  Turnover

Item 18.        Management..................................................      Management

Item 19.        Control Persons and Principal
                  Holders of Securities.....................................      Control Persons and
                                                                                  Principal Holders of
                                                                                  Securities

Item 20.        Investment Advisory and Other Services......................      Investment Advisory
                                                                                  and Other Services;
                                                                                  Custody of Assets;
                                                                                  Transfer Agent;
                                                                                  Independent Auditors

Item 21.        Brokerage Allocation and Other Practices....................      Brokerage Allocation
                                                                                  and Other Practices

Item 22.        Tax Status..................................................      Tax Status

Item 23.        Financial Statements........................................      Financial
                                                                                  Statements

PART C:
         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                         BANCROFT CONVERTIBLE FUND, INC.


                       PROSPECTUS DATED FEBRUARY 28, 1997


                                TABLE OF CONTENTS


                                                                      Page Number
                                                                      -----------
Introduction.......................................................       A-1
Table of Fees and Expenses.........................................       A-2
General Description of Registrant..................................       A-3
          General..................................................       A-3
          Investment Objectives and Policies.......................       A-3
          Discussion of Convertible Securities.....................       A-5
          Risk Factors.............................................       A-6
Share Price Data; Open Market Purchases............................       A-7
          Share Price Data.........................................       A-7
          Open Market Purchases....................................       A-7
Management.........................................................       A-8
          Board of Directors.......................................       A-8
          Investment Adviser.......................................       A-8
          Custodian; Transfer Agent................................       A-9
          Control Persons..........................................       A-9
Description of Capital Stock.......................................       A-9
          Common Stock.............................................       A-9
          Anti-Takeover Provisions.................................       A-10
          Dividend Reinvestment and Cash Purchase Plans............       A-11
          Long-Term Debt...........................................       A-12
Tax Matters........................................................       A-12
          Qualification as a Regulated Investment Company..........       A-12
          Distributions............................................       A-12
          Share Repurchases .......................................       A-12
Legal Proceedings..................................................       A-12
Contents of the Statement of Additional Information................       A-13


INTRODUCTION

         Bancroft Convertible Fund, Inc. ("Bancroft") is a closed-end, diversified investment management company. Bancroft was incorporated under the laws of the State of Delaware on September 10, 1970. Its principal offices are located at 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

         Bancroft invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives Bancroft considers to be relatively equal due to the nature of the securities in which it invests). These objectives may be changed without stockholder approval.

         Bancroft intends to seek its objectives by investing at least 80% of the market value of its total assets, excluding cash and government securities, in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. The convertible security may be structured so that it is convertible at the option of the holder or of the issuer, or subject to mandatory conversion. The remainder of Bancroft's total assets may be invested in other securities, including non-convertible preferred stocks and investment grade debt securities, common stock received upon conversion or exchange of securities, options, warrants, securities of the U.S. Government, its agencies and instrumentalities or repurchase agreements, or they may be held as cash. Bancroft is not required to sell securities for the purpose of assuring that 80% of its total assets are invested in convertible securities.


TABLE OF FEES AND EXPENSES

     Shareholder Transaction Expenses
       Cash Purchase Plan Fees..................................... $3.00  (1)

    Annual Expenses
    (as a percentage of net assets attributable to common shares)

       Management Fees.............................................   .75%
       Other Expenses .............................................   .49%
                                                                     -----
       Total Annual Expenses.......................................  1.24%
                                                                     -----

----------
(1)  Represents the maximum service charge per transaction.

 Example:

                                       1 Year        3 Years       5 Years       10 Years
                                       ------        -------       -------       --------
An investor in Bancroft
would pay the following expenses
on a $1,000 investment,
assuming a 5% annual return:          $ 12.71        $ 40.06       $ 70.22       $ 159.86

         The purpose of the foregoing Table of Fees and Expenses is to assist investors in understanding the various costs and expenses that an investor in Bancroft will bear directly or indirectly. The information in the foregoing Table of Fees and Expenses should be read in conjunction with the information appearing elsewhere in this Prospectus.

         As listed in an foregoing Table of Fees and Expenses, "Other Expenses" are based upon estimated amounts for the current fiscal year. For a more complete description of the management fees, see "Management". The Example assumes that the rates listed under "Annual Expenses" remain the same each year. The Example also assumes reinvestment of all dividends and distributions at net asset value.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

GENERAL DESCRIPTION OF REGISTRANT

         General

         Bancroft is a closed-end, diversified investment management company. Bancroft was incorporated under the laws of the State of Delaware on September 10, 1970. Its principal offices are located at 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

         Investment Objectives and Policies

         Bancroft invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation (which objectives Bancroft considers to be relatively equal due to the nature of the securities in which it invests). These objectives may be changed without stockholder approval.

         Bancroft intends to seek its objectives by investing at least 80% of the market value of its total assets, excluding cash and government securities, in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. The convertible security may be structured so that it is convertible at the option of the holder or of the issuer, or subject to mandatory conversion. The remainder of Bancroft's total assets may be invested in other securities, including non-convertible preferred stocks and investment grade debt securities, common stock received upon conversion or exchange of securities, options, warrants, securities of the U.S. Government, its agencies and instrumentalities or repurchase agreements, or they may be held as cash. Bancroft is not required to sell securities for the purpose of assuring that 80% of its total assets are invested in convertible securities.

         Although Bancroft invests primarily in convertible securities, in periods of unusual market conditions Bancroft reserves the right to maintain all or part of its assets in cash, governmental securities and other debt securities and preferred stocks whether convertible or not.

         Bancroft has adopted the following policy restrictions which it deems to be fundamental and which cannot be changed without the approval of a majority of Bancroft's outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Bancroft will not:

         (1) have less than 80% of the market value of its total assets (excluding cash and government securities) invested in (a) securities of companies which at the time of purchase (i) had shares of their common stock listed on the New York Stock Exchange, the American Stock Exchange or Nasdaq National Market (each, an "Exchange"), (ii) met the then prevailing earnings requirements for listing on the New York Stock Exchange, or (iii) had pre-tax earnings of at least $2,000,000 in three of the five preceding fiscal years, and (b) in American Depositary Receipts that at the time of purchase (i) are listed on an Exchange, or (ii) met the then prevailing earnings requirements for listing on the New York Stock Exchange. The fact that any or all of these standards is met is no assurance of investment quality.

         (2) invest more than 25% of the market value of its total assets in any one industry.

         (3) (a) purchase securities (i) of companies which, with their predecessors, or (ii) which are guaranteed by companies which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the market value of Bancroft's total assets to be invested in the securities of such companies, or (b) invest in more than 10% of the outstanding voting securities of any one issuer.

         (4) with respect to 85% of its total assets, invest more than 5% of the market value of its total assets in the securities of any one issuer (other than the United States government or its agencies) or purchase additional securities of any one issuer (other than the United States government or its agencies) if after giving effect to such purchase the cost of all securities of such issuer then held by it would exceed 5% of the market value of its total assets.

         (5) issue senior securities.

         (6) borrow money, except for temporary or emergency purposes to the extent of 5% of the market value of its total assets determined at the time of borrowing, or pledge, mortgage or hypothecate its assets to secure such borrowings except securities in an amount taken at market value not exceeding 15% of its total assets taken at cost.

         (7) underwrite securities of other issuers, except that it may acquire convertible securities the subsequent disposition of which (or of the underlying equity security) would cause Bancroft to be deemed an underwriter within the meaning of the Securities Act of 1933, as amended.

         (8) purchase or sell interests in real estate or real estate investment trusts, except that Bancroft may purchase and sell securities of corporations which hold interests in real estate.

         (9) purchase or sell commodities or commodity contracts.

         (10) make loans to other persons, (a) except that (i) Bancroft may lend its portfolio securities provided the value of such loaned securities does not exceed 10% of its total assets and (ii) the purchase of debt securities in accordance with Bancroft's investment policies shall not be considered the making of a loan, and (b) provided that Bancroft may make temporary purchases of securities issued or guaranteed by the United States, its agencies or instrumentalities; bank certificates of deposit; or high-grade commercial paper, which are subject to repurchase agreements.

         (11) make short sales of securities unless at the time of sale it owns or has the right to acquire, with or without payment of further consideration through its ownership of convertible or exchangeable securities or warrants or rights, an equal amount of such securities.

         (12) invest in securities of corporations for the purpose of exercising control or management.

         (13) purchase securities issued by other investment companies except in connection with a merger, consolidation or acquisition.

         (14) purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

         (15) invest in puts, calls, or combinations thereof; provided that, notwithstanding the foregoing, Bancroft may invest up to 2% of its net assets in put options on common stock or market indices and may write covered call options and may purchase call options to close out written covered call options.

         (16) participate on a joint or a joint-and-several basis in any securities trading account.

         (17) purchase or hold the securities of a company if, to Bancroft's knowledge, one or more officers or directors of Bancroft or the Adviser individually own beneficially more than 1/2 of 1% and together own beneficially more than 5% of the securities of such other company.

         The percentage restrictions on investments set forth above apply only at the time an investment is made.

         Discussion of Convertible Securities

         Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common stock during a specified time period. Prior to their conversion, convertible securities have the same overall characteristics as non-convertible debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. Convertible securities rank senior to common stock in an issuer's capital structure. They are of a higher credit quality and entail less risk than an issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         The market value of a convertible security may be viewed as comprised of two components: its "investment value," which is its value based on its yield without regard to its conversion feature; and its "conversion value," which is its value attributable to the underlying common stock obtainable on conversion. The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decrease. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Securities that are convertible into equity securities generally have a yield that is lower than the yield on securities of comparable quality which are not convertible.

         Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics because they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

         Risk Factors

         Generally, risk is inherent in any investment in securities and therefore there can be no assurance that Bancroft will attain its objectives of income and capital appreciation. Some of the most significant risks associated with Bancroft's operations are discussed below.

         Debt Securities and Preferred Stocks. Bancroft invests primarily in convertible debt securities and preferred stocks. Debt securities and preferred stocks are senior to the common stock in the capital structure of a corporation and in that sense entail less risk than the common stock of the same corporation. Such investments do not, however, eliminate risk. Debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation. Preferred stocks are equity securities in the sense that they do not represent a liability of the corporation. In the event of liquidation of the corporation, and after its creditors have been paid or provided for, holders of preferred stock are generally entitled to a preference as to the assets of the corporation before any distribution may be made to the holders of common stock. Debt securities normally do not have voting rights. Preferred stocks may have no voting rights or may have voting rights only under certain circumstances.

         Investment in American Depositary Receipts. Bancroft may invest in American Depositary Receipts ("ADRs"). Such investment may entail certain risks. ADRs are certificates representing an ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary, typically a bank, and held in trust for the investor. The economies of many of the countries in which the issuer of a security underlying an ADR principally engages in business may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could adversely affect the value of Bancroft's investments in such securities. The value of the securities underlying ADRs could fluctuate as exchange rates change between U.S. dollars and the currency of the country in which the foreign company is located. In addition, foreign companies are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign companies than is available about domestic companies. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies.

         Illiquid Securities. Bancroft may invest up to 20% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933 (the "Securities Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A of the Securities Act, and thus may or may not constitute illiquid securities. Bancroft's Board of Directors is responsible for determining the liquidity of a restricted security. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent Bancroft from disposing of them promptly at reasonable prices. Bancroft may have to bear the expense of registering such securities for resale, and bear the risk of substantial delays in effecting such registrations.


SHARE PRICE DATA; OPEN MARKET PURCHASES

         Share Price Data

         Bancroft's shares of Common Stock are traded on the American Stock Exchange under the symbol "BCV" and have generally traded at a discount to net asset value. The following is a history of recent trading:

                                                          Percentage Discount
                                                             of Market Value
           Quarter             Market Price               to Net Asset Value(1)
            Ended          High            Low           Maximum         Minimum
           -------         ----            ---           -------         -------
          01/31/97      $ 23 5/8        $ 22 1/4          15.15%            10.85%
          10/31/96        23 7/8          21 7/8          16.36             14.17
          07/31/96        23 3/8          21 3/8          16.26             13.35
          04/30/96        23 3/4          22 3/8          14.75             10.17
          01/31/96        23 5/8          21 3/8          14.50              7.63
          10/31/95        22 5/8          20 5/8          15.32             10.36
          07/31/95        21 3/4          19 7/8          13.76             10.94
          04/30/95        20 5/8          19 3/8          14.87             10.00
          01/31/95        20 3/8          18 3/8          14.19              7.90

----------
(1) Bancroft calculates its net asset value, and compares such value to its market value, on a weekly basis.

         The closing market price, and corresponding net asset value and discount on February 21, 1997 were $ 23.25, $ 27.09 and 14.17%, respectively.

         Open Market Purchases

         The Board of Directors of Bancroft has authorized Management to engage in open market purchases from time to time of Bancroft's Common Stock, up to a maximum of 5% of its outstanding shares in any calendar year. Such open market purchases ("share repurchases") will be funded through uninvested cash and cash received upon the maturity, redemption or sale of Bancroft's portfolio securities. Management does not intend to borrow funds to finance share repurchases. Management of Bancroft does not believe that share repurchases would likely result in an increase in Bancroft's expense ratio or in any material change to Bancroft's portfolio turnover rate or investment objectives because of the overall limit on the number of shares that may be repurchased. Management of Bancroft currently intends to engage in share repurchases to provide a source of shares for Bancroft's capital gains distributions. Share repurchases may result in a reduction of the market discount. Management of Bancroft does not intend to engage in share repurchases if the market price of Bancroft's shares exceeds such shares' net asset value or if the sale of Bancroft's portfolio securities would jeopardize the qualification of Bancroft as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code") in any taxable year.

MANAGEMENT

         Board of Directors

         Bancroft's Board of Directors has responsibility for managing the business and affairs of the Company. In so doing, the Directors are required to use sound business judgment and to act in good faith for the benefit of Bancroft and its stockholders.

         Investment Adviser

         Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey (the "Adviser") serves as Bancroft's sole investment adviser pursuant to an investment advisory agreement dated August 1, 1996 and effective October 25, 1996 (the "Advisory Agreement"). The Adviser has served in this capacity since inception of Bancroft's business in 1971. The Adviser also serves as the sole investment adviser to Ellsworth Convertible Growth and Income Fund, Inc. ("Ellsworth"), a closed-end investment management company whose shares have traded on the American Stock Exchange since 1986. Each of Thomas H. Dinsmore and Jane D. O'Keeffe, Bancroft's Chairman and President, respectively, owns more than 25% of the outstanding voting stock of the Adviser and is deemed to be a control person of the Adviser.

         Pursuant to the Advisory Agreement, the Adviser furnishes Bancroft with investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon Bancroft's investment objectives and policies. Although Bancroft's investment decisions are based in large measure upon recommendations of the Adviser, Bancroft's officers have sole responsibility for investment decisions, subject to the control of Bancroft's Board of Directors.

         As compensation for its services under the Advisory Agreement, the Adviser receives an annual fee of 3/4 of 1% of the first $100 million, and 1/2 of 1% of the excess over $100 million, of Bancroft's average net assets. Bancroft's net assets have never exceeded $100 million.

         The Adviser pays for Bancroft's office space and facilities and the salaries of Bancroft's executive officers and furnishes clerical, bookkeeping and statistical services to Bancroft. The costs associated with personnel and certain non-personnel expenses of the office of Bancroft's Treasurer, up to a maximum of $50,000 a year, are reimbursed by Bancroft. The Adviser is currently voluntarily waiving its right to be reimbursed to the extent such expenses of the office of the Treasurer exceed $25,000. Such waiver may be revoked by the Adviser at any time. Bancroft pays all of its expenses not assumed by the Adviser including expenses in connection with the offering of its securities, fees and expenses of unaffiliated directors, salaries of employees other than executive officers, taxes, fees and commissions of all types, fees of its custodian, registrar, transfer agents and dividend disbursing agents, and interest, brokerage commissions, legal and accounting expenses and the like. Bancroft pays or reimburses the Adviser for the direct costs of postage, printing, copying and travel expenses attributable to the conduct of the business of Bancroft.

         The persons primarily responsible for the day-to-day management of Bancroft's portfolio are Thomas H. Dinsmore (since 1985), and Jane D. O'Keeffe (since 1994), its Chairman and President, respectively.

         Mr. Dinsmore has served as the Senior Analyst of the Adviser since February 1983, as President from August 1988 to August 1996, and as Chairman and Chief Executive Officer since August 1996. In addition, Mr. Dinsmore served as President of Bancroft from November 1985 to August 1996, and has served as its Chairman and Chief Executive Officer since August 1996. Mr. Dinsmore also served as President of Ellsworth from November 1985 to August 1996, and has served as its Chairman and Chief Executive Officer since August 1996.

         Ms. O'Keeffe served as Vice President of Fiduciary Trust International from October 1988 to March 1994. From April 1994 to August 1996, Ms. O'Keeffe served as Executive Vice President of the Adviser, and since August 1996, she has served as its President. Ms. O'Keeffe served as Vice President of Bancroft and of Ellsworth from April 1994 to January 1996, and has served as the Executive Vice President of each of Bancroft and Ellsworth from January 1996 to August 1996, and as President since August 1996.

         Custodian; Transfer Agent

         Bancroft's custodian is the Bank of New York, 90 Washington Street, New York, NY 10006.

         Bancroft's transfer agent and dividend disbursing agent is ChaseMellon Shareholder Services, 450 West 33rd Street, New York, NY 10001.

         Control Persons

         No person owns or controls more than 25% of the outstanding voting securities of Bancroft.

DESCRIPTION OF CAPITAL STOCK

         Common Stock

         Bancroft has authorized capital consisting of 9,000,000 shares of Common Stock, par value $.01 per share. As of December 31, 1996, 3,156,263 shares were outstanding, none of which was held by Bancroft or for its account. Each share has equal dividend, voting and liquidation rights. The shares are fully paid and non-assessable when issued. The shares are not redeemable and have no pre-emptive or conversion rights. There is no sinking fund provision. Rights of holders of Common

Stock may not be modified otherwise than by a vote of at least a majority of the shares outstanding. There are no restrictions on the repurchase or redemption of Bancroft's Common Stock.

         Anti-Takeover Provisions

         Bancroft has provisions in its Certificate of Incorporation, as amended (the "Amended Certificate"), which could have the effect of limiting the ability of other entities or persons to acquire control of Bancroft, to cause it to engage in certain transactions or to modify its structure. The Amended Certificate provides for three classes of directors. Directors in each class serve for a term of three years, with one class expiring each year. In addition, directors may be removed only for cause and only by the affirmative vote of at least two-thirds of the outstanding shares of Bancroft's stock. This percentage is greater than the minimum requirements under Delaware law, pursuant to which the stockholders of a corporation may remove a director, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote for the election of directors except that, unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified, stockholders may effect such removal only for cause.

         The Amended Certificate also provides that the affirmative vote of two-thirds of the outstanding shares of Bancroft is necessary to authorize any of the following actions: (i) a merger or consolidation with any other company,
(ii) the dissolution of Bancroft, (iii) the sale of all or substantially all of the assets of Bancroft, (iv) a change in the classification of Bancroft from a diversified to a non-diversified management investment company as defined under the 1940 Act, (v) a change in the nature of the business of Bancroft so that it would cease to be an investment company registered under the 1940 Act, and (vi) any amendment to the certificate of incorporation of Bancroft which makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize any of the actions in this paragraph or amends this subparagraph (vi).

         The foregoing provisions (the "Amendment") were proposed by the Board of Directors in 1987 as an anti-takeover measure. The percentage of votes required to authorize the actions enumerated in the Amendment is greater than the minimum requirements under Delaware law and the 1940 Act, as applicable. In the years preceding the adoption of the Amendment, the Board had observed that various individuals and entities had made a number of attempts to acquire significant majority positions in certain companies with the intent of obtaining actual control of the companies by electing their own slate of directors or of achieving some other goal, such as the repurchase of their shares at a premium by threatening to obtain such control. These individuals and entities had, in some instances, been able to elect a company's entire board of directors through a proxy contest or otherwise, even though they did not own a majority of its outstanding shares entitled to vote. Such dissident shareholders frequently interrupted the general business of the company solely for the purpose of causing the company to engage in a merger or other corporate transaction which may not have been in the best interest of all shareholders.

         Accordingly, the Board of Directors proposed the adoption of the Amendment because it believed that the Amendment would enhance the likelihood of continuity and stability in the composition of Bancroft's Board of Directors and in the policies formulated by the Board. The Board also believed that, given this continuity and stability, the Board would be permitted to represent more effectively the interests of all shareholders in a variety of situations including, in particular, responding to circumstances created by demands or actions by a minority shareholder or group of shareholders.

The Board of Directors recognized, however, that a potential disadvantage to the adoption of the Amendment was that it could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of Bancroft in a tender offer or similar transaction.

         After thoroughly considering each of the advantages and disadvantages of adopting the Amendment, the Board determined that its adoption was in the best interests of the Bancroft and its stockholders. Stockholders of Bancroft approved the Amendment at a Special Meeting held on February 23, 1987.

         Dividend Reinvestment and Cash Purchase Plans

         Bancroft has a dividend reinvestment plan (the "Plan"). Any stockholder may elect to join the Plan by sending an application to the Plan Agent, ChaseMellon Shareholder Services, P.O. Box 750, Pittsburgh, PA 15230-0750, telephone number (800) 851-9677, from whom information about the Plan may be obtained.

         The Plan Agent, on behalf of the participants in the Plan, will have the option to reinvest all dividends and distributions declared by Bancroft, other than Annual Distributions (hereinafter described), in additional shares, including fractional shares, issued by Bancroft. Such option will be exercised only if the net asset value as of the close of business on the last trading day preceding the date of payment is lower than the market price plus brokerage commission on that trading day. If market price is lower than net asset value, the Plan Agent will take the distribution in cash and use such cash to buy shares on the American Stock Exchange for the stockholder's account. Market price for this purpose will be the closing market price of the shares on the American Stock Exchange. Because shares will be purchased in the market rather than from Bancroft when market price is lower than net asset value, the net asset value per share will not be diluted. Annual Distributions declared by Bancroft will be received by the Plan Agent, on behalf of the participants in the Plan, in shares issued by Bancroft at net asset value or market price, whichever is lower (subject to the limitation discussed below). Annual Distributions are dividends and distributions of long and /or short-term capital gains and /or net investment income that are payable in cash or at the option of all stockholders of Bancroft (including non-plan participants) in shares of Bancroft's Common Stock.


         The Plan Agent will maintain the stockholder's account, hold the additional shares acquired through the Plan in safekeeping and furnish each stockholder with written confirmation of all transactions in the account, including information for personal tax records. The Plan Agent will vote shares in the stockholder's account in accordance with any proxy given to Bancroft for shares held of record by such stockholder.

         Participants in the Plan receive all dividend distributions in additional stock and fractional interests, as determined as follows: dividends paid in cash are applied to the purchase of shares in the open market and other distributions are distributed at the lower of net asset value or market price, provided that distributions at net asset value may not be made at less than 95% of market value on the date of distribution. All dividends and distributions are subject to income tax, whether or not received in cash. The only charge to participants is their proportionate share of commissions on stock purchases. Participants in the Plan should check with their brokers as to whether they may continue to participate in the Plan if they transfer shares to another broker. Participants may withdraw part, or all, of their shares in the Plan at any time, and participation in the Plan may be terminated by written notice to the Plan Agent.

         Plan participants may also join a cash purchase plan which accepts cash payments of between $25 and $5,000 per month. The only costs are fees of 5% of the amount invested, with a $3 maximum, and the proportionate share of commissions.

         Long-Term Debt

         Bancroft has no outstanding long term debt.

TAX MATTERS

         Qualification as a Regulated Investment Company

         Bancroft has qualified and elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and intends to maintain such status.

         Distributions

         Bancroft distributes to its shareholders substantially all its investment net income and its entire net capital gains. Bancroft is not subject to federal income tax on the income and gains so distributed. Distributions of investment net income and the excess of net short-term capital gain over net long-term capital loss are taxable to Bancroft's shareholders as ordinary income and distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to them as long-term capital gains. The foregoing tax treatment applies to all distributions to Bancroft's shareholders, whether received in stock or cash and regardless of the length of time the shares of Bancroft have been held by the shareholder. However, stockholders that are exempt from Federal income taxation will not be subject to tax on the amounts distributed to them.

         Bancroft will inform shareholders annually as to the amount of ordinary income dividends or capital gain dividends paid for each fiscal year.

         Share Repurchases

         It is anticipated that stockholders that hold shares of Bancroft Common Stock as capital assets and have such shares repurchased by Bancroft will generally recognize capital gain or loss. Stockholders should, however, consult with their tax advisers to determine the tax consequences of such share repurchases in their particular circumstances.

         Any capital gain or loss recognized by a stockholder with respect to a share repurchase by Bancroft will be long-term capital gain or loss if the shares repurchased have been held for more than one year.

LEGAL PROCEEDINGS

         There are no material pending legal proceedings to which Bancroft or the Adviser is a party.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

         The Statement of Additional Information of Bancroft ("SAI"), dated the date of this Prospectus, contains the following Table of Contents:

                                                                            Page Number
                                                                            -----------

      General Information and History. ..................................         2
      Investment Objective and Policies. ................................         2
      Repurchase Agreements..............................................         2
      Trading and Portfolio Turnover.....................................         2
      Brokerage Allocation and Other Practices...........................         3
      Management.........................................................         3
      Control Persons and Principal Holders of Securities................         3
      Investment Advisory and Other Services.............................         4
      Custody of Assets; Transfer Agent..................................         5
      Independent Auditors...............................................         5
      Tax Status.........................................................         5
      Financial Statements...............................................         6


         The SAI is available without charge and can be obtained by calling Sigmund Levine, Secretary, (800) 914-1177, or by writing to Mr. Levine at Bancroft, 65 Madison Avenue, Morristown, NJ 07960.

                         BANCROFT CONVERTIBLE FUND, INC.

                       Statement of Additional Information
                            (dated February 28, 1997)




         This Statement of Additional Information is not a prospectus. It should be read in conjunction with Bancroft's Prospectus dated February 28, 1997. Copies of the Prospectus may be obtained without charge from Bancroft's Corporate Secretary at 1-800-914-1177, or by written request to:

                               Corporate Secretary
                         Bancroft Convertible Fund, Inc.
                           65 Madison Avenue-Suite 550
                              Morristown, NJ 07960



                                Table of Contents


                                                                Page Number
                                                                -----------
General Information and History. ...............................     2
Investment Objective and Policies. .............................     2
Repurchase Agreements ..........................................     2
Trading and Portfolio Turnover..................................     2
Brokerage Allocation and Other Practices........................     3
Management        ..............................................     3
Control Persons and Principal Holders of Securities.............     3
Investment Advisory and Other Services..........................     4
Custody of Assets; Transfer Agent...............................     5
Independent Auditors............................................     5
Tax Status        ..............................................     5
Financial Statements............................................     6



                                     SAI-1

GENERAL INFORMATION AND HISTORY

         Bancroft has been engaged in business as a closed-end, diversified management investment company since 1971. It invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation. Bancroft has not engaged in any other business. Bancroft's shares are traded on the American Stock Exchange under the symbol "BCV".

         In 1988, Bancroft changed its fiscal year-end from March 31 to October 31.

INVESTMENT OBJECTIVE AND POLICIES

         All of Bancroft's policies, which it deems to be fundamental or that may not be changed without the approval of a majority of Bancroft's outstanding voting securities, are listed in the Prospectus under the heading "Investment Objectives and Policies".

         Bancroft has a nonfundamental investment policy which provides that it may not invest more than 20% of its net assets in illiquid securities. Within the last fiscal year, Bancroft has had less than 5% of its assets invested in illiquid securities.

REPURCHASE AGREEMENTS

         Bancroft may enter into repurchase agreements (commonly called "repos") with banks and with dealers in U.S. Government securities. Under a repurchase agreement, Bancroft may acquire an underlying debt instrument for a relatively short period, subject to an obligation of the seller to repurchase, and Bancroft to resell, the instrument at a fixed price and time. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Such collateral would be U.S. Government obligations, bank certificates of deposit, or high-grade commercial paper and would be in the actual or constructive possession of Bancroft. If the seller defaults on the repurchase agreement, Bancroft would retain possession of the underlying securities. In the event of a default by a seller, Bancroft may incur certain costs in liquidating the collateral, and could also incur a loss if the proceeds realized upon sale of the underlying obligations are less than the repurchase price. In addition, if bankruptcy proceedings are commenced with respect to the seller, the ability of Bancroft to realize on the collateral may be delayed or limited and Bancroft may incur additional costs. In such a case, Bancroft will be subject to risks associated with changes in the market value of the collateral securities. In order to limit the risks associated with entry into repurchase agreements, the Board of Directors has adopted procedures to monitor and evaluate the creditworthiness of institutions with which it proposes to engage in repurchase agreements. Under the 1940 Act, repurchase agreements are considered loans by Bancroft.

TRADING AND PORTFOLIO TURNOVER

         Bancroft does not intend to engage in trading for short-term profits, however, there is no minimum period for which any security must be held. If a particular security rises sharply in price subsequent to purchase, it may be sold even though a short-term profit may result which would be taxable to the shareholders as ordinary income. While the rate of portfolio turnover will not be a limiting factor when management believes that portfolio changes are appropriate and will depend upon market and other conditions, the annual rate of portfolio turnover is not expected to exceed and generally has not exceeded 75%.

         Bancroft's portfolio turnover rates for its fiscal years ended October 31, 1995 and 1996 were


                                     SAI-2

43% and 70%, respectively. During fiscal 1996, a significant increase in the number of convertible securities held by Bancroft were called for redemption by their issuers. The redemptions, and subsequent reinvestment of the funds provided by the redemptions, gave rise to greater than normal investment activity and turnover rate.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         In selecting brokers for the purchase and sale of securities, Bancroft's policy is to obtain the best net price and the best execution of the order. In connection therewith, Bancroft takes into account such factors as price (including any applicable brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

         In the case of securities that are not traded on a national securities exchange, purchases and sales are made through firms that regularly make a market in such securities, unless, in Bancroft's opinion, another firm can obtain the best price and make the best execution of the order. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down. In certain instances, Bancroft purchases underwritten issues at prices which include underwriting fees.

         Brokerage commissions paid by Bancroft during its fiscal years ended October 31, 1994, 1995 and 1996 were $23,776, $18,240, and $35,559, respectively.

         As discussed above under "Trading and Portfolio Turnover", redemptions of Bancroft's convertible securities increased during the fiscal year ended October 31, 1996. Reinvestment of the funds provided by the redemptions gave rise to greater investment activity, compared to the previous two years, resulting in an increase in brokerage commissions paid.

         During the fiscal year ended October 31, 1996, Bancroft purchased securities issued by Morgan Stanley Group, Inc., the parent company of Morgan Stanley & Co., Inc., one of Bancroft's regular brokers. The aggregate value of the securities of this issuer held at October 31, 1996, was $3,797,000.

MANAGEMENT

         Reference is made to pages 2, 3, 4, 5, 6 and 7 of Bancroft's proxy statement for the annual meeting of stockholders dated December 30, 1996, which pages are hereby incorporated by reference to this Statement of Additional Information. All of Bancroft's directors and officers can be reached c/o Bancroft Convertible Fund, Inc., 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960. Bancroft will furnish, without charge, a copy of such pages upon request made to Sigmund Levine, Secretary, Bancroft Convertible Fund, Inc., 65 Madison Avenue, Suite 550, Morristown, NJ 07960, (800) 914-1177.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         There is no control person of Bancroft.

         As of February 24, 1997, directors and officers of Bancroft owned in the aggregate less than 1% of the outstanding shares of the Common Stock of Bancroft. Bancroft knows of no record or beneficial owners of more than 5% of Bancroft's outstanding Common Stock.



                                     SAI-3

INVESTMENT ADVISORY AND OTHER SERVICES

         Advisory Agreement

         Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, NJ, (the "Adviser") serves as Bancroft's investment adviser and administrator pursuant to an investment advisory agreement dated August 1, 1996 and effective October 25, 1996 (the "Advisory Agreement").

         Pursuant to the Advisory Agreement, the Adviser furnishes Bancroft with investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon Bancroft's investment policy. The Adviser pays for Bancroft's office space and facilities and the salaries of Bancroft's executive officers and furnishes clerical, bookkeeping and statistical services to Bancroft. The costs associated with personnel and certain non-personnel expenses of the office of the Treasurer, up to a maximum of $50,000 a year, are to be reimbursed by Bancroft. The Adviser is currently voluntarily waiving its right to be reimbursed to the extent such expenses of the office of the Treasurer exceed $25,000. Such waiver may be revoked by the Adviser at any time. Bancroft pays all of its expenses not assumed by the Adviser.

         As compensation for its services pursuant to the Advisory Agreement, the Adviser receives from Bancroft a monthly fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of Bancroft's net asset value in such month. Net asset value for this purpose is the average of Bancroft's net asset values at the close of business on the last business day on which the New York Stock Exchange is open in each week in the month.

         The aggregate annual fee paid to the Adviser is subject to reduction to the extent that the ordinary business expenses of Bancroft, including the Adviser's fee but excluding interest and taxes, exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of Bancroft for the twelve months of such year. The ordinary business expenses of Bancroft have not to date exceeded these percentages. Under the Advisory Agreement, the determination of what constitutes an "extraordinary item" rather than an ordinary expense is to be conclusively determined by the directors of Bancroft who are not "interested persons" of either Bancroft or the Adviser, as defined by the Investment Company Act of 1940 (the "1940 Act").

         The Adviser received advisory fees under the Advisory Agreement and predecessor advisory agreements of $490,885, $504,164 and $583,368 during the fiscal years ended October 31, 1994, 1995 and 1996, respectively, and was also reimbursed and additional $25,000 annually for expenses associated with Bancroft's Treasurer's office.

         Information Regarding the Adviser

         Thomas H. Dinsmore and Jane D. O'Keeffe, Bancroft's Chairman and President, respectively, each owns more than 25% of the outstanding voting stock of the Adviser and therefore controls the Adviser.

         The following table sets forth affiliated persons of Bancroft who are also affiliated persons of the Adviser:



                                     SAI-4

                        Capacities in which            Capacities in which
Name                    Affiliated with Bancroft       Affiliated with the Adviser
----                    ------------------------       ---------------------------
Thomas H. Dinsmore      Chairman of the Board,         Chairman of the Board, Director,
                        Director and Chief             Chief Executive Officer, and owner of
                        Executive Officer              a controlling interest.

Jane D. O'Keeffe        President and Director         President, Director, and owner
                                                        of a controlling interest.

Sigmund Levine          Senior Vice President          Treasurer and Secretary
                        and Secretary

Gary Levine             Treasurer and Assistant        Assistant Treasurer and
                        Secretary                      Assistant Secretary


CUSTODY OF ASSETS; TRANSFER AGENT

         Bancroft's portfolio securities are maintained in the custody of The Bank of New York, 90 Washington Street, New York, NY 10006.

         Pursuant to Rule 17f-4 of the 1940 Act, The Bank of New York has deposited eligible portfolio securities with The Depository Trust Company, 7 Hanover Square, New York, NY, a registered depository.

         Pursuant to Rule 17f-5 of the 1940 Act, The Bank of New York is authorized to deposit any of Bancroft's portfolio securities issued by foreign issuers in the Cedel S. A. system of Luxemburg, a clearing agency and security depository of foreign securities.

         ChaseMellon Shareholders Services, 450 West 33rd Street, New York, NY 10001, acts as transfer agent, registrar and dividend disbursing agent for Bancroft.

INDEPENDENT AUDITORS

         Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, NY 10019, Bancroft's independent accountants, performs an annual audit of the books and records and renders an opinion as to the financial position of Bancroft.

TAX STATUS

         Bancroft intends to make sufficient distributions or deemed distributions of its investment net income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

         Bancroft will advise stockholders annually of the portion of dividends paid that are attributable to corporate dividends paid to Bancroft. The amounts so designated may, in the case of corporate stockholders, qualify for the deduction for dividends received to the extent provided by the Internal Revenue Code. Dividends and distributions to shareholders may be subject to state and local taxes.




                                     SAI-5

FINANCIAL STATEMENTS





                                     SAI-6

                                                 BANCROFT CONVERTIBLE FUND, INC.

PORTFOLIO OF INVESTMENTS    OCTOBER 31, 1996

PRINCIPAL
 AMOUNT                                                                                         IDENTIFIED       VALUE
OR SHARES                                                                                          COST         (NOTE A)
---------                                                                                       ----------    -----------
               ADVERTISING -- 3.0%
    28,243 shs Omnicom Group, Inc. common stock.............................................    $  807,425    $ 1,405,089
$1,025,000     Interpublic Group Cos., Inc. 3 3/4% 2002 Euro. cv. sub. deb..................       889,780      1,090,343
                                                                                                ----------    -----------
                                                                                                 1,697,205      2,495,432
                                                                                                ----------    -----------
               AEROSPACE -- 3.8%
    44,104 shs Orbital Sciences Corp. common stock..........................................       823,024        926,184
 2,000,000     Morgan Stanley Group, Inc. 0% 2000 medium-term exch. notes...................     1,852,306      2,205,000
               (exch. for Boeing Company common stock)                                          ----------    -----------
                                                                                                 2,675,330      3,131,184
                                                                                                ----------    -----------
               AUTOMOTIVE -- 3.1%
    48,981 shs Ford Motor Co. common stock..................................................       751,931      1,530,656
 1,000,000     Pep Boys 4% 1999 cv. sub. notes..............................................     1,035,000      1,060,000
                                                                                                ----------    -----------
                                                                                                 1,786,931      2,590,656
                                                                                                ----------    -----------
               BANKING -- 13.4%
    32,472 shs Barnett Banks, Inc. common stock.............................................       511,502      1,237,995
    32,500 shs Boatmens Bancshares, Inc. depositary shares..................................     1,087,588      1,694,063
               (representing 7% cum. cv. A pfd.)
    15,375 shs Chase Manhattan Corp. common stock...........................................       663,097      1,318,406
    25,000 shs First Commerce Corp. 7 1/4% cum. cv. pfd.....................................       671,250      1,034,375
    30,530 shs National City Corp. common stock.............................................       769,153      1,324,239
    15,000 shs ONBANCorp, Inc. 6 3/4% cv. B pfd.............................................       379,375        431,250
    10,000 shs Washington Mutual Savings Bank $6.00 cv. perpetual D pfd.....................       967,500      1,672,500
 1,000,000     BankAtlantic Bancorp 6 3/4% 2006 cv. sub. deb................................     1,000,000      1,100,000
    15,000     Jefferson-Pilot Corp. 7 1/4% 2000 Automatic Common Exchange Securities.......     1,090,250      1,331,250
                                                                                                ----------    -----------
                                                                                                 7,139,715     11,144,078
                                                                                                ----------    -----------
               CAPITAL GOODS -- 9.2%
    70,000 shs Westinghouse Electric Corp. depositary shares................................       981,950      1,146,250
               (representing $1.30 cv. C pfd.)
 1,067,000     Cooper Industries, Inc. 7.05% 2015 cv. sub. deb..............................     1,150,559      1,131,020
 1,000,000     CS First Boston, Inc. 3 1/2% 2001 sr. medium-term exch. notes*...............     1,000,000      1,077,500
               (exch. for General Electric Corp. common stock)
 2,250,000     General Signal Corp. 5 3/4% 2002 cv. sub. notes..............................     2,304,375      2,480,625
 1,750,000     Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes.............................     1,750,000      1,820,000
                                                                                                ----------    -----------
                                                                                                 7,186,884      7,655,395
                                                                                                ----------    -----------
               COMMUNICATIONS -- 3.7%
       336 shs MFS Communications Co., Inc. common stock....................................        13,860         16,842
    15,000 shs MFS Communications Co., Inc. depositary shares...............................       502,500      1,301,250
               (representing 8% cum. cv. A pfd.)
 1,200,000     Comcast Cellular Corp. 0% 2000 senior participating zero coupon
               redeemable series A notes....................................................       812,440        846,000
    25,000     Sprint Corp. 8 1/4% 2000 FCENS#..............................................       815,788        887,500
               (exch. for Southern New England Telecommunications Corp. common stock)           ----------    -----------
                                                                                                 2,144,588      3,051,592
                                                                                                ----------    -----------
               DATA-PROCESSING SERVICES -- 4.0%
 1,000,000     CS First Boston, Inc. 3% 2001 sr. medium-term exch. notes*...................     1,000,000        932,500
               (exch. for Electronic Data Systems Corp. common stock)
 1,000,000     First Financial Management Corp. 5% 1999 cv. sub. deb........................     1,000,000      1,880,000
               (exch. for First Data Corp. common stock)
   500,000    National Data Corp. 5% 2003 cv. sub. notes....................................       500,000        500,000
                                                                                                ----------    -----------
                                                                                                 2,500,000      3,312,500
                                                                                                ----------    -----------
               ENERGY -- 9.1%
    30,389 shs AES Corp. common stock.......................................................       871,265      1,333,317
    41,000 shs Chieftain International Funding Corp. 7 1/4% cv. red. pfd....................     1,107,270      1,224,875
    10,000 shs Devon Financing Trust 6 1/2% trust cv. pfd.*.................................       507,500        653,750
               (conv. into Devon Energy Corp. common stock)
    12,500 shs Unocal Capital Trust 6 1/4% trust cv. pfd....................................       679,688        668,750
 1,375,000     Nabors Industries, Inc. 5% 2006 cv. sub. notes...............................     1,429,250      1,564,063
 1,000,000     Pennzoil Company 4 3/4% 2003 exch. sr. deb...................................     1,032,500      1,165,000
               (exch. for Chevron Corp. common stock)
   600,000     Pennzoil Company 6 1/2% 2003 exch. sr. deb...................................       668,719        942,000
               (exch. for Chevron Corp. common stock)                                           ----------    -----------
                                                                                                 6,296,192      7,551,755
                                                                                                ----------    -----------

                 See accompanying notes to financial statements.



                                    SAI-7

PRINCIPAL
 AMOUNT                                                                                           IDENTIFIED       VALUE
OR SHARES                                                                                            COST         (NOTE A)
---------                                                                                         ----------    -----------
               ENTERTAINMENT -- 6.2%
     7,500 shs American Radio Systems Corp. depositary shares.................................    $  375,000    $   367,500
               (representing 7% cv. exch. pfd.)*
    50,000 shs Hollinger International, Inc. depositary shares................................       489,813        600,000
               (representing 9 3/4% cv. B pfd.)
     8,000 shs SFX Broadcasting, Inc. 6 1/2% cum. cv. exch. D pfd*............................       406,750        443,000
    50,000 shs Triathlon Broadcasting Co. depositary shares...................................       525,000        500,000
               (representing 9% mandatory cv. pfd.)
$1,000,000     Credit Suisse 3% 2001 equity linked certificates...............................     1,000,000      1,012,500
               (exch. for the cash equivalent of Walt Disney Co. common stock)
 1,000,000     Imax Corp. 5 3/4% 2003 cv. sub. notes*.........................................     1,000,000        982,500
   750,000     International CableTel, Inc. 7% 2008 cv. sub. notes*...........................       750,000        663,750
   600,000     International CableTel, Inc. 7 1/4% 2005 cv. sub. notes*.......................       600,000        622,500
                                                                                                  ----------    -----------
                                                                                                   5,146,563      5,191,750
                                                                                                  ----------    -----------
               ENVIRONMENTAL SERVICES -- 0.7%
   500,000     United Waste Systems, Inc. 4 1/2% 2001 cv. sub. notes*.........................       500,000        606,250
                                                                                                  ----------    -----------
               FINANCIAL & INSURANCE -- 11.4%
    15,000 shs American Bankers Insurance Group, Inc. series B cum. cv. pfd...................       751,250        860,625
    30,000 shs American General Delaware, LLC 6% cv. A monthly income preferred securities....     1,515,875      1,567,500
    12,500 shs Frontier Financing Trust 6 1/4% cv. trust originated pfd.*.....................       631,250        668,750
               (conv. into Frontier Insurance Group, Inc. common stock)
   250,000     American Travellers Corp. 6 1/2% 2005 cv. sub. deb.............................       250,000        576,250
 1,300,000     Chubb Capital Corp. 6% 1998 Euro. cv. sub. deb.................................     1,324,500      1,506,375
   851,000     First Central Financial Corp. 9% 2000 cv. sub. deb.............................       862,625        825,470
 1,800,000     Pioneer Financial Services, Inc. 6 1/2% 2003 cv. sub. notes....................     1,813,563      1,872,000
   500,000     RLI Corp. 6% 2003 cv. sub. deb.................................................       527,500        560,000
    35,000     US West, Inc. 7 5/8% 1998 FCENS#...............................................       840,000      1,080,625
               (exch. for Enhance Financial Services Group, Inc. common stock)                    ----------    -----------
                                                                                                   8,516,563      9,517,595
                                                                                                  ----------    -----------
               FOODS -- 2.0%
    10,000 shs Wendy's Financing, Inc. 5% cv. A pfd...........................................       508,888        508,750
               (conv. into Wendy's International, Inc. common stock)
 1,000,000     Grand Metropolitan Public Limited Co. 6 1/2% 2000 cv. sub. deb.*...............     1,000,000      1,170,000
                                                                                                  ----------    -----------
                                                                                                   1,508,888      1,678,750
                                                                                                  ----------    -----------
               HEALTH CARE & DRUGS -- 9.2%
 1,550,000     Ciba Geigy Corp. 6 1/4% 2016 exch. sub. deb.*..................................     1,550,500      1,565,500
               (exch. for ALZA Corp. common stock)
   500,000     Complete Management, Inc. 8% 2003 cv. sub. deb.................................       500,000        577,500
 1,000,000     Medco Containment Service, Inc. 6% 2001 cv. sub. deb...........................     1,324,063      2,362,500
 1,200,000     Morgan Stanley Group, Inc. 0% 2001 medium-term exchangeable notes..............     1,029,913      1,048,500
               (exch. for ADR's representing SmithKline Beecham plc common stock)
 3,500,000     Roche Holdings, Inc. 0% 2010 liquid yield option notes*........................     1,432,831      1,566,250
   500,000     Sandoz Capital BVI Ltd. 2% 2002 cv. sub. notes*................................       526,250        553,125
                                                                                                  ----------    -----------
                                                                                                   6,363,557      7,673,375
                                                                                                  ----------    -----------
               HOTEL SERVICES -- 2.4%
   250,000     HFS, Inc. 4 3/4% 2003 cv. senior notes.........................................       250,000        323,125
 1,500,000     Hilton Hotels Corp. 5% 2006 cv. sub. notes.....................................     1,522,500      1,668,750
                                                                                                  ----------    -----------
                                                                                                   1,772,500      1,991,875
                                                                                                  ----------    -----------
               INDUSTRIAL SERVICES -- 0.8%
   750,000     Quantum Health Resources, Inc. 4 3/4% 2000 cv. sub. deb........................       684,375        691,875
               (conv. into Olsten Corp. common stock)                                             ----------    -----------

               OFFICE EQUIPMENT -- 1.1%
    10,000 shs Alco Standard Corp. depositary shares (representing 6 1/2% cv. BB pfd.)........       805,513        867,500
                                                                                                  ----------    -----------
               RETAIL -- 3.0%
 2,000,000     Home Depot, Inc. 3 1/4% 2001 cv. sub. notes....................................     2,003,125      2,007,500
   500,000     Pier 1 Imports, Inc. 5 3/4% 2003 cv. sub. notes................................       500,000        502,500
                                                                                                  ----------    -----------
                                                                                                   2,503,125      2,510,000
                                                                                                  ----------    -----------

                 See accompanying notes to financial statements.


                                    SAI-8

PRINCIPAL
 AMOUNT                                                                                            IDENTIFIED       VALUE
OR SHARES                                                                                             COST         (NOTE A)
---------                                                                                         -----------    -----------
               TECHNOLOGY -- 8.5%
$  600,000     Conner Peripherals, Inc. 6 1/2% 2002 cv. sub. deb..............................    $   659,000    $   738,000
   475,000     Conner Peripherals, Inc. 6 3/4% 2001 cv. sub. deb..............................        521,313        532,000
   500,000     Emerson Radio Corp. 8 1/2% 2002 sr. cv. sub. deb.*.............................        500,000        350,000
 1,000,000     Morgan Stanley Group, Inc. 0% 2001 exch. note trust certificates*..............        914,290        890,000
               (exch. for a basket of common stocks+)
   600,000     Motorola, Inc. 0% 2013 liquid yield option notes...............................        512,574        408,000
 1,625,000     Thermo Electron Corp. 4 1/4% 2003 cv. sub. deb.*...............................      1,992,800      1,828,125
   125,000     Thermo Instruments Corp. 4 1/2% 2003 cv. sub. deb.*............................        125,000        125,625
   200,000     Thermo Optek Corp. 5% 2000 cv. sub. deb.*......................................        200,000        206,000
   125,000     Thermo Quest Corp. 5% 2000 cv. sub. deb.*......................................        125,000        126,250
   250,000     Thermo Terratech, Inc. 4 5/8% 2003 cv. sub. deb.*..............................        263,750        235,000
   500,000     3Com Corp. 10 1/4% 2001 cv. sub. notes*........................................        692,813      1,037,500
   600,000     VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes...............................        613,750        571,500
                                                                                                  -----------    -----------
                                                                                                    7,120,290      7,048,000
                                                                                                  -----------    -----------
               TRANSPORTATION -- 0.6%
   500,000     Mercury Air Group, Inc. 7 3/4% 2006 cv. sub. deb...............................        500,000        511,875
                                                                                                  -----------    -----------
               U.S. TREASURY NOTES -- 0.0%
    25,000     6 5/8% 3/31/97**...............................................................         24,980         25,141
                                                                                                  -----------    -----------
               SHORT-TERM NOTES -- 2.8%
 1,400,000     American Express Credit Corp. 5 1/4% 11/4/96...................................      1,398,979      1,398,979
 1,000,000     U.S. Treasury Bill 5.27% 11/14/96..............................................        974,318        974,318
                                                                                                  -----------    -----------
                                                                                                    2,373,297      2,373,297
                                                                                                  -----------    -----------
TOTAL BONDS AND NOTES -- 64.8%................................................................    $48,767,985    $53,943,162
TOTAL PREFERRED STOCKS -- 19.5%...............................................................     12,893,957     16,210,688
TOTAL COMMON STOCKS -- 10.9%..................................................................      5,211,257      9,092,728
TOTAL CORPORATE SHORT-TERM NOTES -- 2.8%......................................................      2,373,297      2,373,297
                                                                                                  -----------    -----------
TOTAL INVESTMENTS -- 98.0%....................................................................    $69,246,496     81,619,875
                                                                                                  ===========
OTHER ASSETS AND LIABILITIES, NET -- 2.0%.....................................................                     1,682,439
                                                                                                                 -----------
TOTAL NET ASSETS -- 100.0%....................................................................                   $83,302,314
                                                                                                                 ===========

* Rule 144A security, may be sold only to qualified institutional buyers.

# Forced Conversion Exchangeable Notes.

+ Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL.

** Collateral for a letter of credit.

The cost of investments for federal income tax purposes is $69,246,496 resulting in gross unrealized appreciation and depreciation of $13,159,438 and $786,059, respectively, or net unrealized appreciation of $12,373,379 on a tax cost basis.

                 See accompanying notes to financial statements.


                                    SAI-9

BANCROFT CONVERTIBLE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

                                                                             OCTOBER 31,
                                                                                 1996
                                                                             -----------
ASSETS:
Investments at value (Identified cost $69,246,496) (Note A) .............    $81,619,875
Cash ....................................................................         61,703
Receivable for securities sold ..........................................      1,542,596
Dividends and interest receivable .......................................        614,425
Other assets ............................................................         12,640
                                                                             -----------
     Total assets .......................................................     83,851,239
                                                                             -----------
LIABILITIES:
Payable for securities purchased ........................................        500,000
Accrued management fee (Note B) .........................................          8,925
Accrued expenses ........................................................         40,000
                                                                             -----------
Total liabilities .......................................................        548,925
                                                                             -----------
    NET ASSETS ..........................................................    $83,302,314
                                                                             ===========

NET ASSETS CONSIST OF:
Undistributed net investment income .....................................    $   524,001
Undistributed net realized gain from investment transactions ............      6,786,172
Unrealized appreciation on investments ..................................     12,373,379
Capital shares (Note D) .................................................         29,503
Additional paid-in capital ..............................................     63,589,259
                                                                             -----------
NET ASSETS ..............................................................    $83,302,314
                                                                             ===========
Net asset value per share ($83,302,314 / 2,950,343 outstanding shares) ..    $     28.23
                                                                             ===========


                  See accompanying notes to financial statements.

================================================================================

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME (Note A):
Interest ........................................................    $ 2,601,759
Dividends .......................................................      1,352,481
                                                                     -----------
Total Income ....................................................      3,954,240
                                                                     -----------
EXPENSES (Note B):
Management fee ..................................................        583,368
Custodian fees ..................................................         27,899
Transfer agent fees .............................................         49,798
Professional fees ...............................................         68,616
Directors' fees .................................................         37,800
Printing and shareholder relations ..............................        106,086
Treasurer's office ..............................................         25,000
Other ...........................................................         59,018
                                                                     -----------
    Total Expenses ..............................................        957,585
                                                                     -----------
NET INVESTMENT INCOME ...........................................      2,996,655
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions ..................      6,807,244
Net increase in unrealized appreciation of investments ..........      5,451,699
                                                                     -----------
Net gain on investments .........................................     12,258,943
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $15,255,598
                                                                     ===========


                  See accompanying notes to financial statements.

                                    SAI-10

                                                 BANCROFT CONVERTIBLE FUND, INC.


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING

                                                                                YEARS ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             1996          1995          1994          1993          1992
                                                           --------      --------      --------      --------      --------
Net asset value, beginning of year ....................    $  24.84      $  23.11      $  25.00      $  22.75      $  21.02
                                                           --------      --------      --------      --------      --------
Net investment income .................................         .96          1.14          1.20          1.26          1.35
Net realized and unrealized gain (loss) ...............        4.19          2.30         (1.18)         3.07          1.70
                                                           --------      --------      --------      --------      --------
    Total from investment operations ..................        5.15          3.44           .02          4.33          3.05
Less distributions:
Dividends from net investment income ..................       (1.11)        (1.17)        (1.24)        (1.24)        (1.32)
Distributions from realized gains .....................        (.65)         (.54)         (.67)         (.84)      --
                                                           --------      --------      --------      --------      --------
    Total distributions ...............................       (1.76)        (1.71)        (1.91)        (2.08)        (1.32)
                                                           --------      --------      --------      --------      --------
Net asset value, end of year ..........................    $  28.23      $  24.84      $  23.11      $  25.00      $  22.75
                                                           ========      ========      ========      ========      ========
Market value, end of year .............................    $  23.88      $  22.25      $  20.13      $  23.00      $  20.63
Total investment return:
    Based on market value* ............................       15.65%        20.17%        (4.88)%       22.90%        18.35%
    Based on net asset value# .........................       21.55%        15.79%          .18%        20.12%        14.87%

Ratios/Supplemental Data:
Net assets, end of year (000's) .......................    $ 83,302      $ 71,425      $ 64,551      $ 67,829      $ 59,436
Ratio of expenses to average net assets ...............         1.2%          1.2%          1.2%          1.2%          1.2%
Ratio of net investment income to average net assets ..         3.9%          4.9%          5.2%          5.4%          6.1%
Portfolio turnover rate ...............................          70%           43%           39%          102%           71%
Average commission rate paid+ .........................    $   0.07          --            --            --            --


* Assumes valuation of the Fund's shares at market price, and reinvestment of dividends at actual reinvestment price.
# Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
+ Disclosure required for fiscal years beginning after September 1, 1995.

                  See accompanying notes to financial statements.

================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED OCTOBER 31,
                                                                    1996                1995
                                                                ------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $  2,996,655        $  3,285,250
  Net realized gain from investment transactions                   6,807,244           1,869,444
  Net unrealized appreciation of investments                       5,451,699           5,012,325
                                                                ------------        ------------
    Net increase in net assets resulting from operations          15,255,598
                                                                                      10,167,019

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                             (3,251,738)         (3,350,427)
Net realized gain on investments                                  (1,871,807)         (1,497,574)
                                                                ------------        ------------
    Total dividends                                               (5,123,545)         (4,848,001)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS (Note D)                                1,745,225           1,554,561
                                                                ------------        ------------

    Increase in net assets                                        11,877,278           6,873,579
NET ASSETS AT BEGINNING OF YEAR                                   71,425,036          64,551,457
                                                                ------------        ------------

NET ASSETS AT END OF YEAR (including undistributed net
  investment income of $524,001 and $779,084, respectively)     $ 83,302,314        $ 71,425,036
                                                                ============        ============


                  See accompanying notes to financial statements.

                                    SAI-11

                                                 BANCROFT CONVERTIBLE FUND, INC.


NOTES TO FINANCIAL STATEMENTS

(A) The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

1. Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between reported closing bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

2. Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $15,417 was earned on cash balances held by the custodian of the Fund's assets during the year ended October 31, 1996.

3. Federal Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes are believed necessary.

4. Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(B) The management fee is paid to Davis-Dinsmore Management Company, investment adviser. The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The adviser's organization furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $50,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended October 31, 1996. The officers of the Fund are also directors, officers or employees of the investment adviser, and are compensated by the investment adviser.

(C) Purchases and sales of investments, exclusive of corporate short-term notes and government securities, aggregated $51,756,925 and $50,436,939 respectively, for the year ended October 31, 1996. Sales of government securities aggregated $950,499 for the year then ended.

(D) At October 31, 1996 there were 2,950,343 shares of $.01 par value common stock outstanding (9,000,000 shares authorized). During the year ended October 31, 1996, 75,063 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $1,745,225. During the year ended October 31, 1995, 81,819 shares were issued.

(E) Distributions of 18 cents per share from net investment income and $2.31 per share from realized gains on investments were declared November 25, 1996 to shareholders of record at the close of business December 5, 1996, payable December 30, 1996.


                                    SAI-12

                                                 BANCROFT CONVERTIBLE FUND, INC.



REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Bancroft Convertible Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of Bancroft Convertible Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Convertible Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                               COOPERS & LYBRAND L.L.P.


New York, New York
November 19, 1996

                                    SAI-13

PART C.  OTHER INFORMATION

Item 24. Financial Statement and Exhibits

     1. The following audited financial statements of Bancroft have been included in Part B of the Statement of Additional
         Information:

         (a)      Statement of Assets and Liabilities as of October 31, 1996
         (b)      Statement of Operations for the year ended October 31, 1996
         (c) Statement of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1995
         (d) Financial Highlights for the years ended October 31, 1992, 1993, 1994, 1995 and 1996
         (e)      Schedule of Investments as of October 31, 1996
         (f)      Notes to Financial Statements
         (g)      Report of Independent Accountants

         2. Exhibits:

         (a)(i) Reference is made to Exhibit 3 to Amendment No. 11 to Bancroft's Statement on Form N-2 (File No. 811- 215) dated October 7, 1986, for a copy of Bancroft's Certificate of Incorporation, as amended, which is hereby incorporated by reference.

            (ii) Reference is made to Exhibits 2 and 3 to Amendment No. 12 t Bancroft's Registration Statement on Form N-2, dated and filed on July 29, 1987, for copies of two amendments to the Certificate of Incorporation as amended, dated February 23, 1987 and July 1, 1987, respectively, which are hereby incorporated by reference.

         (b) A copy of Bancroft's By-Laws, as amended, is attached hereto as Exhibit 1.

         (c)      Voting Trust Agreements -- Not Applicable

         (d) Instruments Defining the Rights of Holders of Securities Being Registered -- Not Applicable

         (e) A copy of Bancroft's Dividend Reinvestment Plan is attached hereto as Exhibit 2.

         (f) Instruments Defining the Rights of Holders of Long-Term Debt -- Not Applicable

         (g) A copy of Investment Advisory Agreement between Bancroft and Davis-Dinsmore Management Company is attached hereto as
                  Exhibit 3.

         (h) Underwriting or Distribution Contracts between Bancroft and a Principal Underwriter -- Not Applicable

         (i) Bonus, Profit-Sharing, Pension or Other Similar Contracts for the Benefit of Officers or Directors of Bancroft -- Not Applicable

         (j) Reference is made to Exhibit 5 of Amendment No. 15 of Bancroft's Registration Statement on Form N-2, dated and filed on February 23, 1990, for a copy of the Custodian Agreement with The Bank of New York, which is hereby incorporated by reference.

         (k)      Material Contracts -- Not Applicable

         (l) Opinion of Counsel and Consent to its Use as to the Legality of the Securities Being Offered -- Not Applicable

         (m)      Consent to Service of Process -- Not Applicable

         (n)      Consent of Accountants -- Not Applicable

         (o)      Financial Statements Omitted from Items 8.6 or 23 -- Not
                  Applicable

         (p)      Agreements concerning initial capitalization -- Not Applicable

         (q)      Model Plan -- Not Applicable

         (r)      A Financial Data Schedule is attached hereto as Exhibit 4.

         (s) Pages 2 through 7 of Bancroft's proxy statement dated December 30, 1996 are attached hereto as Exhibit 5.


Item 25. Marketing Arrangements
           Not applicable

Item 26. Other Expenses of Issuance and Distribution
           Not applicable

Item 27. Persons Controlled by or Under Common Control
           Not applicable

Item 28. Number of Holders of Securities
           (as of January 31, 1997)

                  (1)                                         (2)
           Title of Class                           Number of Record Holders
           --------------                           ------------------------
            Common Stock                                      2,688

Item 29. Indemnification

         Bancroft's Certificate of Incorporation, as amended, contains the following provision:

         No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct, gross negligence or reckless disregard of the duties involved in the conduct of such director's office, or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which such director derived an improper personal benefit.

                  Bancroft's by-laws provide that it shall indemnify its officers and directors to the extent permitted by Delaware law as amended from time to time, provided, however, that no officer or director of Bancroft shall be protected against any liability to Bancroft or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 145 of the Delaware Corporation Law gives Bancroft the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Bancroft), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of Bancroft and with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In addition, under that section Bancroft has the power to indemnify any such officer or director against expenses actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed action or suit by or in the right of Bancroft to procure a judgment in its favor by reason of the fact that he/she is or was a director or officer if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of Bancroft, except that no indemnification can be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that it shall have been determined by an appropriate court that in view of all the circumstances he/she is fairly and reasonably entitled to an indemnity. Bancroft may make indemnification of its officers and directors as described above (unless ordered by a court) only upon appropriate determination (i) by a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel, or (iii) by the stockholders. However, under Section 145 of the Delaware Corporation Law Bancroft must indemnify any officer or director against expenses actually and reasonably incurred in the successful defense of any action, suit or proceeding referred to above.

                  Bancroft has obtained for its directors and officers errors and omissions insurance in the amount of $1,000,000. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or certain breaches of duty by the insureds as directors and/or officers of Bancroft.

Item 30.          Business and Other Connections of the Adviser

                  The Adviser is also the investment adviser to Ellsworth, a closed-end investment


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
                  management company. During the past two fiscal years, neither the Adviser nor any of its directors or officers engaged in any other business, profession, vocation or employment of a substantial nature.

Item 31.          Location of Accounts and Records

                  The persons maintaining possession of accounts and records required by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are as follows:

                  With respect to Rule 31a-1(b)(2)(A):

                           The Bank of New York
                           90 Washington Street
                           New York, NY 10006

                  With respect to Rule 31a-1(b)(2)(D):

                           ChaseMellon Shareholders Services, L.L.C.
                           450 West 33rd Street
                           New York, NY 10001

                  With respect to all other records:

                           Bancroft Convertible Fund, Inc.
                           65 Madison Avenue- Suite 550
                           Morristown, NJ 07960

Item 32.          Management Services
                           Not applicable


Item 33.          Undertakings
                           Not applicable




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
                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, Bancroft Convertible Fund, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Morristown, and State of New Jersey, on the twenty-eighth day of February, 1997.

                               Registrant:  Bancroft Convertible Fund, Inc.


                                       By:  /s/ Sigmund Levine
                                            -----------------------------------
                                            Sigmund Levine
                                            Senior Vice President and Secretary

                                INDEX TO EXHIBITS


Exhibit
Number

1        Bylaws of Bancroft Convertible Fund, Inc.

2        Dividend Reinvestment Plan

3        Investment Advisory Agreement between Bancroft and
         Davis-Dinsmore Management Company dated August 1, 1996

4        Financial Data Schedule

5        Pages 2 through 7 of Bancroft's Proxy Statement Dated December 30, 1996




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